UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2015

NOVAGEN INGENIUM INC
(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 18, 2015, the registrant and Roadships Holdings Inc, a Delaware corporation (“Roadships”) entered into a share exchange agreement (the “Share Exchange Agreement”) under which the registrant agrees to purchase from Roadships all the issued and outstanding shares of Roadships.US, Inc., a Nevada corporation (the “Target”) in exchange for 2,000,000 shares of the registrant’s common stock at a deemed price of $0.075 per share (the “Novagen Shares”).

The Target owns certain assets relating to transport and shipping. The total value of the Target for the purposes of the Share Exchange Agreement was determined by negotiation between the registrant and Roadships to be $150,000.

The description of the terms and conditions of the Share Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Share Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report.

The sale of the Target to Novagen, including the issuance of the Novagen Shares to Roadships, was completed on September 18, 2015. The Novagen Shares were issued as fully paid and non-assessable under an exemption from registration in section 4(2) of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Micheal Nugent, the CEO, CFO and a director of the registrant is also a director of Roadships.

Dr. Jon N. Leonard, a director of the registrant is also the controlling shareholder, President, CEO, CFO and a director of Roadships.

Twenty Second Trust, which is the controlling shareholder of the registrant, is also an affiliate of Roadships. Mr. Nugent’s wife, Tamara Nugent, is the trustee of Twenty Second Trust and his children are its beneficiaries.

At a duly called special meeting, the Board of Directors of the registrant (Mr. Nugent abstaining) approved the Share Exchange Agreement and the transactions contemplated thereby after determining that they were fair to and in the best interests of the registrant. Dr. Leonard was not in attendance at the meeting and did not vote.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Share Exchange Agreement dated September 18, 2015 between Roadships Holdings, Inc. and Novagen Ingenium Inc

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN INGENIUM INC

Date: September 21, 2015	By:	/s/ Micheal Nugent
Micheal Nugent
President & CEO